As filed with the Securities and Exchange Commission on 3/10/06

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

marketocracy funds

Semi-Annual Report

MASTERS 100 FUND

December 31, 2005

marketocracy funds

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•  Movements between sectors
•  Sector weightings versus the S&P 500 Index
•  Sector performance versus the S&P 500 Index

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MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholders,

Many of you have noticed that the Masters 100 Fund started to outperform the market again in May and have asked, “has anything changed?” The answer is, “yes!” In this letter I’ll explain the changes we’ve made, why we made them and the results. I think you’ll find our investment process has improved significantly and is now able to perform in more kinds of markets.

Navigating Through Choppy Markets
Our investment process has been successful in both up markets and down markets but the toughest stock market to make money in is what I call a “choppy market” - when there is no clear market direction. That’s the kind of market we’ve been in since the beginning of 2004 with the market changing direction several times.

At the end of April in 2005 we made adjustments to our selection and investment processes, fine tuning our portfolio for a choppy market. It took us a year, analyzing the extensive database that we’re fortunate to have at Marketocracy, to develop an approach that is more responsive to market changes and can successfully navigate through choppy waters.

The results have been dramatic. Since the end of April ‘05, for the eight months ending December 31, 2005, the Fund more than doubled the return of the S&P 500 Index (24.21% vs. 11.04%) beating this benchmark in every sector except Info. Tech. -- and we’re working on that! (see the table below for the Cumulative Performance of MOFQX vs. the S&P 500 Index by sector and overall)

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 888-884-8482, or visit: http://funds.marketocracy.com/mof/index.html

Returns for both the S&P 500 Index and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Performance (5-1-05 to 12-31-05)			Sector Weights[1] (as of 12-31-05)
Sector[2]	MOFQX[3]	S&P 500[4]	MOFQX	S&P 500
Consumer Disc.	14.0%	5.3%	15.9%	10.8%
Consumer Staples	9.1%	2.3%	4.8%	9.5%
Energy	40.1%	16.5%	22.7%	9.3%
Financials	16.7%	11.7%	10.5%	21.2%
Health Care	26.1%	2.5%	13.2%	13.3%
Industrials	17.6%	5.7%	9.9%	11.3%
Info. Technology	10.8%	12.9%	8.3%	15.1%
Materials	32.3%	8.5%	9.7%	3.0%
Telecommunications	6.9%	-0.6%	2.3%	3.0%
Utilities	10.9%	4.9%	2.7%	3.4%

Overall	24.21%	11.04%

1.	Sector Weightings are percentage of Stocks without Cash, Investment Companies, or Other Assets
2.	Sector performance data excludes unclassified stocks
3.	The Masters 100 Fund inception date is 11-5-01
4.	Standard & Poors 500 Index is comprised of 500 selected common stocks most of which are listed on the
NYSE and is unmanaged and cannot be invested in directly.

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Our investment process led us to increase our weighting in Energy close to 25% with stocks like PetroKazakhstan, which at the time it was acquired was our single largest holding, and Valero Energy (nyse: VLO), which doubled in price for us since May. Our Energy stocks delivered 2x the return of the S&P 500’s Energy sector since the beginning of May ’05 with twice the weighting. Among other sectors, in Materials we currently have 3x the weight and have generated 3.8x the return of the S&P 500’s Materials sector since the beginning of May ‘05. We also over weighted and outperformed the S&P 500 in the Consumer Discretionary and Industrials sectors.

We’re starting to reduce our weighting in Energy and shift into Info.Tech. and Health Care. Elan Corp. (nyse: ELN) has a very promising drug for treating multiple sclerosis and is currently our largest position. We’ve seen Elan’s stock price double since we bought ELN in June. We also have a large position in Click Commerce (nasdaq: CKCM), a software and services company that is a leader in RFID technology and in Global Data Synchronization. We’ve seen CKCM jump 50% since we bought into the stock in mid-Oct. ‘05.

In a year when finding great stocks was like looking for “a needle in a haystack,” our improved process found lots of needles.

Making the Change
What changes did we make to deliver our positive returns? When the market has a clear direction, either up or down, it makes sense to find “specialists” -- the expert traders in the sectors that are performing the best. But in a choppy market specialists don’t do as well because the market changes and the best performing sector one month doesn’t stay the best for long.

Making money in a choppy market requires a different kind of investor; one with expertise in multiple sectors who can change strategy as the market changes. We call them “generalists.” They are rare. After pouring through reams of data we found there were several people at www.marketocracy.com who did well in a choppy market and in fact, some were knocking it out of the park.

At the end of April ‘05 we shifted to a small group of generalists -- selected for their track record of consistently beating the market and a customized benchmark over several years. They navigated the ups and downs and helped us exploit the few opportunities to make money in 2005’s choppy market and deliver dramatically positive results.

No one can predict the future, but Marketocracy’s deep and talented bench and extensive database gives us the ability to make changes to our investment process as the market changes. Can any other fund say that?

Sincerely,
Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

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MASTERS 100 FUND

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
(As of December 31, 2005)	3 MOS	1 YEAR	3 YEAR	INCEPT[1]	1 YEAR	INCEPT[1]
Masters 100 Fund	1.63%	8.65%	48.75%	45.25%	8.65%	9.38%

MARKET INDICES

DJIA[2]	2.06%	1.72%	37.38%	24.46%	1.72%	5.40%

S&P 500[3]	2.09%	4.91%	49.65%	21.72%	4.91%	4.84%

NASDAQ[4]	2.73%	2.12%	68.06%	25.69%	2.12%	5.65%

1.	The Masters 100 Fund’s inception date was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ
(National Market & Small-Cap) stocks.

The above indices are unmanaged and cannot be invested in directly.

Returns for both the S&P 500 Index and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon which the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy  Funds  advises  investors  to  carefully  consider  the  investment  objectives,  risks, and charges and expenses associated with the Fund prior to investing.  The Fund’s prospectus contains  this  and  other information about  the  Fund.   To obtain  a  prospectus  containing more complete  information  about  the  Fund,  including  fees  and  expenses,  please  call  1-888-884-8482,  or  visit: http://funds.marketocracy.com/mof/prospectus.html.  Please read  the  prospec-tus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

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marketocracy funds

Fund Holdings* by Sector**

* Portfolio holdings as of December 31, 2005 subject to change
** Percent of Total Net Assets.

Growth of $10,000

Marketocracy
Graph plot point calculations

Masters 100 Fund
Quarter Ended	5-Nov-01	31-Dec-01	31-Mar-02	30-Jun-02	30-Sep-02	31-Dec-02	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
ending value	10,000	10,430	10,970	10,630	8,980	9,765	9,005	11,056	12,407	13,947

Dow Jones Industrial Average
Quarter Ended	5-Nov-01	31-Dec-01	31-Mar-02	30-Jun-02	30-Sep-02	31-Dec-02	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
ending value	10,000	10,654	11,106	9,920	8,190	9,058	8,728	9,872	10,245	11,617

S&P 500
Quarter Ended	5-Nov-01	31-Dec-01	31-Mar-02	30-Jun-02	30-Sep-02	31-Dec-02	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
ending value	10,000	10,436	10,464	9,063	7,500	8,133	7,877	9,090	9,330	10,466

NASDAQ
Quarter Ended	5-Nov-01	31-Dec-01	31-Mar-02	30-Jun-02	30-Sep-02	31-Dec-02	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
ending value	10,000	10,880	10,303	8,177	6,557	7,479	7,523	9,111	10,042	11,276

Marketocracy
Graph plot point calculations

Masters 100 Fund
Quarter Ended	31-Mar-04	30-Jun-04	30-Sep-04	31-Dec-04	31-Mar-05	30-Jun-05	31-Jul-05	31-Aug-05	30-Sep-05	31-Dec-05
ending value	14,599	13,368	12,362	13,369	12,692	12,948	13,800	13,975	14,291	14,524

Dow Jones Industrial Average
Quarter Ended	31-Mar-04	30-Jun-04	30-Sep-04	31-Dec-04	31-Mar-05	30-Jun-05	31-Jul-05	31-Aug-05	30-Sep-05	31-Dec-05
ending value	11,567	11,711	11,371	12,234	11,982	11,788	12,227	12,081	12,195	12,446

S&P 500
Quarter Ended	31-Mar-04	30-Jun-04	30-Sep-04	31-Dec-04	31-Mar-05	30-Jun-05	31-Jul-05	31-Aug-05	30-Sep-05	31-Dec-05
ending value	10,643	10,826	10,622	11,603	11,353	11,509	11,936	11,827	11,923	12,172

NASDAQ
Quarter Ended	31-Mar-04	30-Jun-04	30-Sep-04	31-Dec-04	31-Mar-05	30-Jun-05	31-Jul-05	31-Aug-05	30-Sep-05	31-Dec-05
ending value	11,236	11,550	10,714	12,307	11,328	11,676	12,405	12,230	12,235	12,569

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MASTERS 100 FUND

Shareholder Expense Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees and administration fees (which include fund accounting, custody and transfer agent costs). You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2005
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,121.70	$10.43

Hypothetical (5% return per	$1,000.00	$1,015.38	$9.91
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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This Page Is Intentionally Blank

6 - Semi-Annual Report

FINANCIAL STATEMENTS

MASTERS 100 FUND

Financial Statements as of
December 31, 2005 (Unaudited)

•  Portfolio of Investments
•  Statement of Assets & Liabilities
•  Statement of Operations
•  Statements of Changes In Net Assets
•  Financial Highlights
•  Financial Notes

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Portfolio of Investments
December 31, 2005 (Unaudited)

		Shares	Market Value
Common Stock - 87.1%			$35,254,095
(cost $30,406,660)

CONSUMER DISCRETIONARY - 13.9%			5,621,934
ACU	ACME UNITED	11,000	153,560
VOXX	AUDIOVOX*	3,200	44,352
BZH	BEAZER HOMES USA	2,600	189,384
BL	BLAIR	3,100	120,714
BXG	BLUEGREEN*	7,246	114,487
BONT	BON-TON STORES	3,300	63,129
BYD	BOYD GAMING	1,500	71,490
BWS	BROWN SHOE COMPANY	1,500	63,645
BMHC	BUILDING MATERIAL	1,253	85,467
CNTY	CENTURY CASINOS*	9,300	79,980
PLCE	CHILDRENS PLACE RETAIL STORES*	2,000	98,840
CHCI	COMSTOCK HOMEBUILDING COMPANIES*	10,500	148,155
CULS	COST-U-LESS*	1,600	12,160
DHI	D.R. HORTON	1,300	46,449
DDS	DILLARD’S	5,900	146,438
DHOM	DOMINION HOMES*	4,900	52,136
DW	DREW INDUSTRIES*	5,800	163,502
DXPE	DXP ENTERPRISES*	7,900	135,801
EDMC	EDUCATION MANAGEMENT*	2,400	80,424
ECGI	ENVOY COMMUNICATIONS GROUP*	7,800	11,154
ESCL	ESCALA GROUP*	11,654	236,343
FINL	FINISH LINE	5,200	90,584
FNLY	FINLAY ENTERPRISES*	800	7,816
GES	GUESS?*	3,500	124,600
HVT	HAVERTY FURNITURE	2,400	30,936
HOM	HOME SOLUTIONS*	7,700	34,496
HMC	HONDA MOTOR, ADR	1,500	43,455
IFO	INFOSONICS*	22,600	367,024
IDR	INTRAWEST	1,500	43,425
JAS	JO-ANN STORES*	1,600	18,880
JCI	JOHNSON CONTROLS	1,200	87,492
LTM	LIFE TIME FITNESS*	2,200	83,798
LTD	LIMITED BRANDS	2,410	53,863
MDC	MDC HOLDINGS	1,900	117,762
MW	MENS WEARHOUSE*	2,350	69,184
MTH	MERITAGE HOMES*	2,100	132,132
MCRI	MONARCH CASINO & RESORT*	2,000	45,200
NOBL	NOBLE INTERNATIONAL	5,736	119,538
RL	POLO RALPH LAUREN	3,000	168,420
RBK	REEBOK	2,900	168,867

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MASTERS 100 FUND

RSC	REX STORES*	7,300	109,792
SCSS	SELECT COMFORT*	2,400	65,640
SCVL	SHOE CARNIVAL*	3,000	65,760
SHOE	SHOE PAVILION*	7,000	54,880
SGDE	SPORTSMAN’S GUIDE*	6,900	164,565
SPF	STANDARD PACIFIC	1,500	55,200
TOA	TECHNICAL OLYMPIC USA	19,800	417,582
TM	TOYOTA MOTOR, ADR	800	83,696
UNF	UNIFIRST	5,338	166,012
URGI	UNITED RETAIL GROUP*	3,500	46,025
WCI	WCI COMMUNITIES*	8,400	225,540
WLS	WILLIAM LYON HOMES*	2,400	242,160

CONSUMER STAPLES - 4.2%			1,707,499
AOI	ALLIANCE ONE INTERNATIONAL	3,300	12,870
BJ	BJ’S WHOLESALE CLUB*	1,800	53,208
BG	BUNGE LIMITED	1,200	67,932
CALM	CAL-MAINE FOODS	3,310	22,475
CASY	CASEY’S GENERAL STORES	2,300	57,040
KOF	COCA-COLA FEMSA, ADR	4,000	108,040
CU	COMPANIA CERVECERIAS UNIDAS	6,100	153,842
FDP	FRESH DEL MONTE PRODUCE	2,200	50,094
GKIS	GOLD KIST*	2,400	35,880
HANS	HANSEN NATURAL*	1,600	126,096
JBSS	JOHN B. SANFILIPPO & SON*	1,600	20,688
PPC	PILGRIMS PRIDE	4,000	132,640
RELV	RELIV INTERNATIONAL	4,200	55,356
SDA	SADIA	5,300	154,760
SAFM	SANDERSON FARMS	5,700	174,021
SEB	SEABOARD	200	302,200
SPC	SPECTRUM BRANDS*	4,500	91,395
WMT	WAL-MART STORES	100	4,680
WVVI	WILLAMETTE VALLEY VINEYARDS*	17,200	84,282

ENERGY - 19.7%			7,985,411
ABP	ABRAXAS PETROLEUM*	13,800	72,864
APA	APACHE	2,600	178,152
ATLS	ATLAS*	1,621	97,617
BJS	BJ SERVICES	1,200	44,004
CFK	CE FRANKLIN*	17,400	241,686
CHAR	CHAPARRAL RESOURCES*	133,600	678,688
CHK	CHESAPEAKE ENERGY	8,000	253,840
CVX	CHEVRON	3,000	170,310
SNP	CHINA PETROLEUM & CHEMICAL	700	34,720
XEC	CIMAREX ENERGY	100	4,301
COP	CONOCOPHILLIPS	4,200	244,356
DVN	DEVON ENERGY	700	43,778
EPEX	EDGE PETROLEUM*	32,100	799,611

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ECA	ENCANA	4,700	212,252
EPL	ENERGY PARTNERS*	3,900	84,981
XOM	EXXON MOBIL	2,300	129,191
GMR	GENERAL MARITIME	2,700	100,008
GI	GIANT INDUSTRIES*	2,450	127,302
HP	HELMERICH & PAYNE	1,400	86,674
HYDL	HYDRIL*	800	50,080
KMG	KERR MCGEE	1,400	127,204
LUFK	LUFKIN INDUSTRIES	6,300	314,181
TMR	MERIDIAN RESOURCE*	7,500	31,500
MIND	MITCHAM INDUSTRIES*	4,900	85,603
MUR	MURPHY OIL	1,200	64,788
OXY	OCCIDENTAL PETROLEUM	4,600	367,448
PGH	PENGROWTH ENERGY TRUST	3,400	80,002
PVA	PENN VIRGINIA	3,200	183,680
PTR	PETROCHINA, ADR	800	65,568
PTF	PETROFUND ENERGY TRUST	6,900	121,716
PVX	PROVIDENT ENERGY TRUST	16,390	177,176
RRC	RANGE RESOUCES	3,400	89,556
SSL	SASOL, ADR	7,200	256,608
SFL	SHIP FINANCE	4,603	77,791
SGY	STONE ENERGY*	100	4,553
SU	SUNCOR ENERGY	300	18,939
TLM	TALISMAN ENERGY	5,500	290,840
TELOZ	TEL OFFSHORE TRUST	90	1,039
TS	TENARIS	700	80,150
TSO	TESORO	6,500	400,075
TOPT	TOP TANKERS	2,800	34,440
TOT	TOTAL, ADR	700	88,480
TMY	TRANSMERIDIAN EXPLORATION*	23,700	144,570
TNP	TSAKOS ENERGY NAVIGATION	3,000	110,010
EGY	VAALCO ENERGY*	28,100	119,144
VLO	VALERO ENERGY	14,092	727,147
WLL	WHITING PETROLEUM*	2,800	112,000
INT	WORLD FUEL SERVICES	3,000	101,160
XTO	XTO ENERGY	1,266	55,628

FINANCIALS - 9.2%			3,708,078
ACRTQ	ACTRADE FINANCIAL TECHNOLOGIES*	53,600	-
AMG	AFFILIATED MANAGERS GROUP*	1,000	80,250
AMP	AMERIPRISE FINANCIAL	400	16,400
ACGL	ARCH CAPITAL GROUP*	2,100	114,975
AGII	ARGONAUT GROUP*	3,900	127,803
BRK/B	BERKSHIRE HATHAWAY, CL B*	200	587,100
BRW	BRISTOL WEST HOLDINGS	5,500	104,665
CTGI	CAPITAL TITLE GROUP	5,200	28,756
CACB	CASCADE BANCORP	1,800	41,418
CGI	COMMERCE GROUP	3,000	171,840

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MASTERS 100 FUND

DDR	DEVELOPERS DIVERSIFIED	1,300	61,126
FNF	FIDELITY NATIONAL FINANCIAL	5,100	187,629
FNT	FIDELITY NATIONAL TITLE GROUP	300	7,305
FAF	FIRST AMERICAN CORPORATION	4,500	203,850
FPIC	FPIC INSURANCE GROUP*	2,800	97,160
FTBK	FRONTIER FINANCIAL	700	22,400
IBCP	INDEPENDENT BANK	1,365	37,169
IBCA	INTERVEST BANCSHARES*	6,100	150,975
LYG	LLOYDS TSB GROUP	8,000	270,400
MFC	MANULIFE FINANCIAL	3,700	217,560
MRLN	MARLIN BUSINESS SERVICES*	3,829	91,475
MCY	MERCURY GENERAL	1,900	110,618
MTG	MGIC INVESTMENT	600	39,492
NICK	NICHOLAS FINANCIAL	12,100	127,171
RDN	RADIAN GROUP	1,800	105,462
N/A	SIMON PROPERTY GROUP	210	13,503
STFC	STATE AUTO FINANCIAL	4,400	160,424
UFCS	UNITED FIRE & CASUALTY	8,808	356,107
VCBI	VIRGINIA COMMERCE BANCORP*	2,300	66,907
WHI	W HOLDING	7,500	61,725
WIBC	WILSHIRE BANCORP	2,700	46,413

HEALTH CARE - 11.5%			4,648,820
ADAM	ADAM*	23,300	187,798
AMRN	AMARIN*	22,800	27,360
AGP	AMERIGROUP*	5,100	99,246
AZN	ASTRAZENECA	2,500	121,500
ATRI	ATRION	1,200	83,316
BIIB	BIOGEN*	14,200	643,686
CAH	CARDINAL HEALTH	2,800	192,500
CVH	COVENTRY HEALTH CARE*	1,400	79,744
BCR	CR BARD	800	52,736
DEPO	DEPOMED*	13,900	83,400
ELN	ELAN, ADR*	125,900	1,753,787
GNTA	GENTA*	30,400	44,384
HGRD	HEALTH GRADES*	17,900	112,233
IMCL	IMCLONE*	5,900	202,016
KG	KING PHARMACEUTICALS*	1,500	25,380
KOSP	KOS PHARMACEUTICALS*	2,500	129,325
MDCI	MEDICAL ACTION INDUSTRIES*	7,277	148,742
NOVA	NOVAMED*	11,500	75,087
PRZ	PAINCARE HOLDINGS*	39,300	128,118
PLMD	POLYMEDICA	3,900	130,533
PBH	PRESTIGE BRANDS*	6,900	86,250
PMD	PSYCHEMEDICS	6,300	86,940
SRZ	SUNRISE SENIOR LIVING*	2,900	97,759
SURG	SYNERGETICS USA*	15,400	56,980

Semi-Annual Report - 11

marketocracy funds

INDUSTRIALS - 8.6%			3,481,874
AIR	AAR*	4,900	117,355
ABIX	ABATIX*	2,300	25,691
ACW	ACCURIDE*	5,900	76,110
AERTA	ADVANCED ENVIRONMENTAL RECYCLING, CL A*	45,726	81,849
AIRT	AIR T	7,595	81,722
AMSC	AMERICAN SUPERCONDUCTOR *	7,800	61,386
AMWD	AMERICAN WOODMARK	300	7,437
ABFS	ARKANSAS BEST	4,400	192,192
BRC	BRADY	2,400	86,832
DOV	DOVER	2,500	101,225
ELK	ELKCORP	3,700	124,542
FDX	FEDEX	1,800	186,102
GKSRA	G & K SERVICES, CL A	4,400	172,700
GEHL	GEHL*	1,050	27,562
GWR	GENESEE & WYOMING*	2,400	90,120
GHM	GRAHAM	800	18,000
HRSH	HIRSCH INTERNATIONAL*	30,380	36,769
HURC	HURCO COMPANIES*	2,500	77,050
IDGR	INDUSTRIAL DISTRIBUTION*	3,100	25,048
LB	LA BARGE*	4,800	68,976
LSTR	LANDSTAR SYSTEMS	1,700	70,958
LMIA	LMI AEROSPACE*	7,700	109,186
TUC	MAC-GRAY*	10,200	118,830
BKR	MICHAEL BAKER*	2,800	71,540
MLR	MILLER INDUSTRIES*	4,500	91,305
OUTL	OUTLOOK GROUP	3,800	41,990
PCP	PRECISION CASTPARTS	2,300	119,163
RYG	ROYAL GROUP TECHNOLOGIES*	3,400	30,600
RUSHA	RUSH ENTERPRISES, CL A*	3,900	58,032
SXC	STANTEC*	1,099	37,476
STV	STERLING CONSTRUCTION*	4,900	82,467
SYPR	SYPRIS SOLUTIONS	3,200	31,936
TKS	TOMKINS, ADR	5,200	107,172
TTC	TORO	800	35,016
UIC	UNITED INDUSTRIAL	3,200	132,384
UFPI	UNIVERSAL FOREST PRODUCTS	3,100	171,275
USAK	USA TRUCKING*	7,598	221,330
VOLVY	VOLVO, ADR	1,700	80,036
WAB	WABTEC	7,900	212,510

INFORMATION TECHNOLOGY - 7.2%			2,913,488
AEY	ADDVANTAGE TECHNOLOGIES GROUP*	42,000	256,620
APTI	ADVANCED POWER TECHNOLOGY*	5,900	80,417
AGR	AGERE SYSTEMS*	5,900	76,110
AIXG	AIXTRON, ADR*	153	488
ATEA	ASTEA*	800	11,336
CELL	BRIGHTPOINT*	1,900	52,687

12 - Semi-Annual Report

MASTERS 100 FUND

BOBJ	BUSINESS OBJECTS*	1,400	56,574
CAMP	CALAMP*	7,400	77,626
IMOS	CHIPMOS TECHNOLOGIES*	13,700	79,460
CKCM	CLICK COMMERCE*	35,100	737,802
CRYP	CRYPTOLOGIC	6,100	119,499
CSPI	CSP*	20,500	142,065
CVV	CVD EQUIPMENT*	3,300	9,603
EDGW	EDGEWATER TECHNOLOGY*	7,800	46,020
GIGM	GIGAMEDIA*	46,000	131,100
IIG	IMERGENT*	7,600	50,160
IVAC	INTEVAC*	2,000	26,400
KNOT	KNOT*	6,000	68,640
LEIX	LOWRANCE ELECTRONICS	4,100	107,461
MERX	MERIX*	2,000	14,460
MPS	MPS GROUP*	5,500	75,185
MFLX	MULTI FINELINE ELECTRONIX*	400	19,268
PTC	PAR TECHNOLOGY*	2,100	58,296
PRFT	PERFICIENT*	26,800	238,788
PLAY	PORTALPLAYER*	1,600	45,312
STEC	SIMPLETECH*	10,700	40,339
SCLD	STEELCLOUD*	15,200	30,704
STOR	STORAGENETWORKS*	24,000	-
TALX	TALX	800	36,568
XWG	WIRELESS XCESSORIES*	44,900	224,500

MATERIALS - 8.5%			3,433,553
AGU	AGRIUM	14,600	321,054
AVD	AMERICAN VANGUARD	7,200	169,200
ASH	ASHLAND	2,200	127,380
BHP	BHP BILLITON, ADR	2,400	80,208
CX	CEMEX	1,800	106,794
CHAP	CHAPARRAL STEEL*	600	18,150
CLF	CLEVELAND CLIFFS	1,600	141,712
CGA	CORUS GROUP	2,900	29,464
DTC	DOMTAR	3,900	22,542
ERS	EMPIRE RESOURCES	34,500	375,705
HW	HEADWATERS*	4,900	173,656
IPS	IPSCO	5,300	439,794
LSCO	LESCO*	4,300	65,618
MGN	MINES MANAGEMENT*	2,300	16,146
MDM	MOUNTAIN PROVINCE DIAMONDS*	23,700	72,522
TONS	NOVAMERICAN STEEL*	1,200	47,233
NUE	NUCOR	2,200	146,784
PKX	POSCO, ADR	3,000	148,530
RGLD	ROYAL GOLD	2,000	69,460
RT	RYERSON TULL	4,900	119,168
SSRI	SILVER STANDARD RESOURCES*	10,900	166,879
SMID	SMITH MIDLAND*	34,900	106,445

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marketocracy funds

PCU	SOUTHERN COPPER	1,800	120,564
STTX	STEEL TECHNOLOGIES	2,496	69,863
USLM	UNITED STATES LIME & MINERALS*	1,925	50,955
VHI	VALHI	6,700	123,950
AUY	YAMANA GOLD*	15,700	103,777

TELECOMMUNICATION SERVICES - 2.0%			812,391
MBT	MOBILE TELESYSTEMS, ADR	1,400	49,000
DCM	NTT DOCOMO, ADR	30,200	462,664
SKM	SK TELECOM, ADR	7,900	160,291
TLD	TDC, ADR	4,700	140,436

UTILITIES - 2.3%			941,047
LNT	ALLIANT ENERGY	1,450	40,658
CNP	CENTERPOINT ENERGY	4,600	59,110
EGN	ENERGEN	3,800	138,016
KEP	KOREA ELECTRIC POWER	9,100	177,359
SPI	SCOTTISH POWER	6,300	235,494
SRE	SEMPRA ENERGY	1,500	67,260
SJI	SOUTH JERSEY INDUSTRIES	4,100	119,474
SWWC	SOUTHWEST WATER	7,245	103,676

INVESTMENT COMPANIES - 3.1%			1,281,191
(cost $1,199,669)
CEF	CENTRAL FUND CANADA	15,700	106,917
FXI	ISHARES TRUST	1,600	98,592
SGF	SINGAPORE FUND	17,900	172,019
SPY	SPIDER TRUST SERIES 1	4,700	585,197
SWZ	SWISS HELVETIA FUND	14,700	224,910
TDF	TEMPLETON DRAGON FUND	2,600	49,868
	TEMPLETON RUSSIA AND EAST EUROPEAN
TRF		800	43,688
	FUND

CASH EQUIVALENTS - 4.1%			1,654,256
(cost $1,654,256)
HIGHMARK 100% US TREASURY MONEY MARKET		827,128	827,128
HIGHMARK DIVERSIFIED MONEY MARKET		827,128	827,128

TOTAL INVESTMENT SECURITIES - 94.3%			38,189,542
(cost $33,260,585)

ASSETS LESS OTHER LIABILITIES - 5.7%			2,286,990

NET ASSETS - 100.0%			$40,476,532

* Non-income producing

ADR - American Depositary Receipt.
CL - Class
See accompanying notes to the financial statements.

14 - Semi-Annual Report

MASTERS 100 FUND

Statement of Assets and Liabilities
December 31, 2005 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$33,260,585
At market value (Note 2)	$38,189,542
Interest and dividends receivable	62,165
Receivable for portfolio investments sold	5,525,950
Receivable for capital shares sold	8,250
TOTAL ASSETS	43,785,907

LIABILITIES
Payable for portfolio investments purchased	2,946,314
Payable for capital shares redeemed	294,376
Accrued investment advisory fee	52,835
Accrued administrative fee	15,850
TOTAL LIABILITIES	3,309,375

NET ASSETS	$40,476,532

Net assets consist of:
Paid in capital	$42,670,229
Accumulated net realized loss from security transactions	(7,122,654)
Net unrealized appreciation of investments	4,928,957
Net assets	$40,476,532

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	3,254,355

Net asset value, offering price and redemption
price per share (Note 2)	$12.44

See accompanying notes to the financial statements.

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marketocracy funds

Statement of Operations
Six Months Ended December 31, 2005 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $9,405)	$221,580
Interest	47,459
TOTAL INVESTMENT INCOME	269,039

EXPENSES
Investment advisory fees (Note 4)	312,827
Administrative fees (Note 4)	93,848
TOTAL EXPENSES	406,675

NET INVESTMENT INCOME LOSS	(137,636)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain from transactions:	3,196,653
Net change in unrealized appreciation of investments:	1,686,059

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,882,712

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,745,076

See accompanying notes to the financial statements.

16 - Semi-Annual Report

MASTERS 100 FUND

Statement of Changes in Net Assets
For the Period Ended December 31, 2005 and the Fiscal Year Ended
June 30, 2005

	Six Months Ended 12/31/05 (Unaudited)	Year Ended 6/30/05
FROM OPERATIONS:
Net investment income loss	$(137,636)	$(109,751)
Net realized gain (loss) from investments sold	3,196,653	(3,001,857)
Net change in unrealized appreciation (depreciation)
on investments	1,686,059	(895,856)
Net increase (decrease) in net assets resulting from
operations	4,745,076	(4,007,464)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	-	(4,910,532)
Decrease in net assets from distributions to shareholders	-	(4,910,532)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,930,370	6,413,227
Net asset value of shares issued to shareholders
in reinvestment of distributions	-	4,752,154
Payments of shares redeemed	(7,483,431)	(39,963,421)
Net increase (decrease) in net assets from capital
share transactions	(5,553,061)	(28,798,040)

TOTAL DECREASE IN NET ASSETS	(807,985)	(37,716,036)

NET ASSETS:
Beginning of period	41,284,517	79,000,553
End of period	$40,476,532	$41,284,517

Capital Share Activity
Shares sold	161,179	561,269
Shares issued in reinvestment of distributions to
shareholders	-	425,439
Shares redeemed	(628,529)	(3,588,136)
Net increase (decrease) in shares outstanding	(467,350)	(2,601,428)
Shares outstanding, beginning of period	3,721,705	6,323,133
Shares outstanding, end of period	3,254,355	3,721,705

See accompanying notes to the financial statements.

Semi-Annual Report - 17

marketocracy funds

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital Stock
Outstanding Throughout Each Period

	6 Months Ended 12/31/05 (Unaudited)	Year Ended 6/30/05	Year Ended 6/30/04	Year Ended 6/30/03	Period Ended 6/30/02(a)

Net asset value at beginning of period	$11.09	$12.49	$11.05	$10.63	$10.00

Income from Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.13)	(0.02)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.39	(0.36)	2.47	0.45	0.65
Total from investment operations	1.35	(0.39)	2.34	0.43	0.63

Less distributions from:
Realized gains	-	(1.01)	(0.90)	(0.01)	-
Total distributions	-	(1.01)	(0.90)	(0.01)	-

Net asset value at end of period	$12.44	$11.09	$12.49	$11.05	$10.63

Total Return	12.17%(b)	(3.14)%	20.92%	4.00%	6.30%(b)

Net assets at end of period (millions)	$40.5	$41.3	$79.0	$32.1	$7.5

Ratio of expenses to average net assets:	1.95%(c)	1.95%	1.95%	1.95%	1.95%(c)
Ratio of net investment loss to average
net assets:	(0.66)%(c)	(0.20)%	(1.26)%	(0.27)%	(0.63)%(c)
Portfolio turnover rate	80%(b)	647%	504%	368%	141%(b)

(a)	Represents the period from the commencement of operations (November 5, 2001) through June 30, 2002.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to the financial statements.

18 - Semi-Annual Report

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 14, 1999. The Fund commenced operations on November 5, 2001. The objective of the fund is capital appreciation:

In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and
(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 19

marketocracyfunds

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. However, the Fund’s portfolio tends to be extremely and broadly diversified. At December 31, 2005, the Fund held securities of nearly 300 different issuers in all 10 sectors represented by the S & P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified. In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges. In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments. As of December 31, 2005 the Fund held fair valued securities with a value of $0 or 0.0% of total net assets.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2005, the Fund had post-October losses of $4,051,464. At June 30, 2005, the Fund has estimated capital loss carryforwards of $5,858,930 of which $3,374,630 expires in 2013 and $2,484,300 which expires in 2010. The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

20 - Semi-Annual Report

MASTERS 100 FUND

Other
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2005 are summarized below:

Purchases	$30,457,973

Sales	$35,506,028

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2005, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation	$5,733,790
Unrealized depreciation	($1,201,429)
Net unrealized appreciation on investments	$4,532,361

At December 31, 2005, the cost of investments for federal income tax purposes was $33,657,181. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4. Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”). The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets. Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Trust’s Board of Trustees annually renews the Advisory Agreement.

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marketocracy funds

Administration Fees - The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”). Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder. MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund. MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

There were no distributions to shareholders for the six months ended December 31, 2005. The tax character of the distributions paid for the fiscal year ended June 30, 2005 was as follows:

Distributions paid from:	6/30/05
Ordinary Income	$2,670,963
Long-Term Capital Gain	$2,239,569
$4,910,532

At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward (see note 2)	$(5,858,930)
Post October losses	(4,051,464)
Unrealized appreciation	2,846,304
$(7,064,090)

22 - Semi-Annual Report

MASTERS 100 FUND

Excerpt from November 9, 2005 Board of
Trustees Meeting Minutes of material factors
and conclusions regarding the approval of
investment advisory agreement between Fund
and Trust.

WHEREAS, the Board requested and evaluated, and MCM and USBFS furnished, such information concerning MCM and the [Advisory Agreement] between MCM and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms and conditions and the continuation of such [Advisory Agreement], including without limitation information concerning MCM’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the continuation of the [Advisory Agreement], the Board considered the following material factors:

(i)	The nature, extent and quality of the advisory services that MCM provided and would provide;
(ii)
The Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size over the same periods;

(iii)	The costs of the advisory services MCM provided and would provide and the profits (losses) MCM and its affiliates realized and would realize from the relationship MCM has with the Fund;
(iv)	The extent to which the Fund would realize economies of scale as the Fund grows and whether advisory fee levels would reflect those economies of scale to the benefit of the Fund’s shareholders;
(v)
A comparison of the services MCM rendered and would render and the amounts the Fund paid and would pay under the [Advisory Agreement] with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(vi)	Any benefits MCM and its affiliates derived and would derived from MCM’s advisory relationship with the Fund such as:
	(A)	Soft dollar arrangements by which broker-dealers would provide research to the Fund or MCM in return for MCM allocating Fund brokerage to such broker-dealers, or
	(B)	The [Fund’s Administration Agreement];
(vii)	The appropriateness of the advisory fees the Fund paid and would pay to MCM;
(viii)	The nature of the Fund’s investments;
(ix)	The changing climate in the financial services industry;
(x)
The risks MCM assumed and would assume in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	The volatility of the financial markets and, thus, of advisory fee income; and
(xii)	The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the continuation of the [Advisory Agreement], the Board came to the following conclusions regarding the foregoing material factors:

(i)
The nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com ®, the m100 and MCM’s proprietary methods of selecting the m100;

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(ii)
In general, the Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to its appropriate benchmark, the S & P 500 Index, has been outstanding, and to the extent that the Fund’s performance lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously addressed the lagging performance and developed appropriate and innovative responses seeking to avoid similar lagging performance in the future;

(iii)	MCM’s costs in providing its investment advisory services
	(A)	have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management,
(B)
have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and its affiliates’ revenues, and

	(C)	have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;
(iv)	As the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the Fund’s shareholders;
(v)
The comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $818,000 for the fiscal year ended June 30, 2005) to fees charged by the investment advisers of the mutual funds in the Fund’s Lipper Small Cap Core category indicated that:

	(A)	the Fund’s average net assets of approximately $54.5 million were somewhat higher than the $20 million average for the category,
	(B)	MCM’s fee level was near the very highest for such category (bottom fourth quartile), but
(C)
despite having nearly the highest level of investment advisory fees, the Fund’s total annual fund operating expenses of 1.95% of the Fund’s average annual net assets were near the average for such category, 1.668% of the category funds’ average annual net assets;

(vi)	MCM derived benefits from its advisory relationship with the Fund of:
(A)
approximately $64,500 (or approximately 0.10% of the Fund’s average annual net assets, for its fiscal year ended June 30, 2005) through soft dollar arrangements by which broker-dealers provided research to the Fund and MCM in return for allocating Fund brokerage but those benefits likely would significantly less for the next 12 months because of significantly lower expected portfolio turnover, and

	(B)	0.45% of the Fund’s average annual net assets (approximately $245,000 for the same fiscal year) through providing administrative services to the Fund pursuant to the MOF Administration Agreement;
(vii)
The investment advisory fees received and to be received by MCM and its affiliates were and would be appropriate given the nature, extent and quality of the advisory services MCM provided and would provide to the Fund;

(viii)	The Fund’s investments were and continue to be extremely diverse, covering the entire spectrum of the 10 S & P 500 Index sectors and averaging over 250 different issuers at any one time;
(ix)
The changing regulatory climate in the financial services industry resulting from the mutual fund and insurance industry scandals over the past few years has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
The risks MCM assumed and would assume in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from mutual fund and insurance industry scandals over the past few years;

24 - Semi Annual Report

MASTERS 100 FUND

(xi)
The volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of terrorist attacks, Middle East conflicts and natural disasters; and

(xii)
The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management and MCM’s continuing operating deficits;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees the Fund paid and would pay to MCM and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient; and

WHEREAS, in connection with its annual review of the [Advisory Agreement], the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the [Advisory Agreement], and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the [Advisory Agreement] is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the [Advisory Agreement], including the payment of the advisory fees thereunder to MCM, through December 13, 2006, be, and it hereby is, authorized and approved.

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26 - Semi Annual Report

MASTERS 100 FUND

This Page Is Intentionally Blank

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Availability of Quarterly Portfolio Schedule

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters. Once filed, the Trust’s Form N-Q is available without charge, upon request on the SEC’s website (http://sec.gov) and may be available by calling 1-888-884-8482. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, through the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

28 - Semi Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are rovided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Date of first use: 2-28-06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Marketocracy Funds

By (Signature and Title)* /s/ Kendrick W. Kam
                                                                   Kendrick W. Kam President & Treasurer

Date       March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kendrick W. Kam
                                                                   Kendrick W. Kam President & Treasurer

Date       March 6, 2006

* Print the name and title of each signing officer under his or her signature.